Exhibit 99.1(a)

Consent of Director Nominee

Arlo Technologies, Inc. (the “Company”) is filing a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common stock, par value $0.001 per share, of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Ralph E. Faison
Name: Ralph E. Faison

Exhibit 99.1(b)

Consent of Director Nominee

Arlo Technologies, Inc. (the “Company”) is filing a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common stock, par value $0.001 per share, of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Jocelyn E. Carter-Miller
Name: Jocelyn E. Carter-Miller

Exhibit 99.1(c)

Consent of Director Nominee

Arlo Technologies, Inc. (the “Company”) is filing a Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of common stock, par value $0.001 per share, of the Company. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Grady K. Summers
Name: Grady K. Summers